LONG-TERM DEBT, NET - Long-Term Debt Maturities (Details) - USD ($) $ in Thousands	Jan. 01, 2021	Dec. 31, 2020	Jan. 01, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
2022		$ 517,500
2026		575,000
2027		875,000
2028		500,000
2029		350,000
2030		1,075,000
Total long-term debt		3,892,500		$ 3,292,500
Less: Unamortized original issue discount		6,029		6,283
Less: Unamortized debt issuance costs		45,541		46,201
Total long-term debt, net	$ 3,840,930	$ 3,840,930	$ 3,240,016	$ 3,240,016